THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

April 18, 2002

Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund'). Included are a market commentary, a statement of the Fund's investment objective, information about investments and audited financial statements for the year ended February 28, 2002.

INVESTMENT OBJECTIVE

The Fund's Board of Directors recently approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market(1) sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. Previously, the Fund's investment objective and management policies stated that the Fund would invest at least 65% of its assets in such securities. In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the investment policy adopted if such notice is required by Rule 35d-1.

FUND PERFORMANCE

The Fund generated a total return of 3.94% based on market value for the year ended February 28, 2002, with a closing price of $11.75 at the end of the period. In addition, the net asset value ('NAV') rose to $12.07 per share over the year ended February 28, 2002 and the Fund returned 16.31% based on NAV over the same period. Dividends totaling $1.50 were paid during the period and included in the performance figures above. Total return assumes the reinvestment of dividends and/or capital gains distributions in additional shares of the Fund. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(2) returned 2.10% for the same period. Past performance does not guarantee future results.

MARKET REVIEW

Emerging market debt returned 2.10% for the Fund's year ended February 28, 2002, as measured by the EMBI+. Developments in Argentina set the tone for emerging markets for the period. Argentina, the worst performer in the EMBI+ for the period, returned negative 64.38%. Most notable was the reduction of the country's weighting in the index; it commenced the year in January 2001 at 22%, representing the largest component in the EMBI+, but that percentage dropped to 2.54% as of February 2002. Nonetheless, in what can only be described as a difficult

---------
(1) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(2) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

period for the global financial markets, the remaining 16 countries comprising the EMBI+ all outperformed the index's annual return as a whole of 2.10%, with 15 countries in the index posting double-digit returns.

For the year ended February 28, 2002, U.S. Federal policymakers were extremely active as they sought to fight the slowing U.S. economy by lowering the target for the U.S. federal funds rate ('fed funds rate').(3) The policymakers reduced the fed funds rate over the course of the Fund's fiscal year from 5.50% in February 2001 to 1.75% in December 2001. The combination of a weak economy, uncertainty about downside risks of the markets and low inflation were factors that contributed to the Fed's rate cuts.

Changes in interest rates generally have an important impact on the Fund. Typically, the interest income earned on at least 80% of the Fund's assets floats with the prevailing level of U.S. interest rates. In the declining interest rate environment experienced during the Fund's last fiscal year, the Fund's investment income fell, which was followed by a reduction in the Fund's dividend. At the most recent Federal Open Market Committee ('FOMC')(4) meeting on March 19, 2002, the Federal policymakers left the benchmark fed funds rate unchanged, but in our opinion, they took a step toward the first interest rate increase since May 2000 by dropping their 15-month old view that weak growth is the biggest threat to the U.S. economy. As of this writing, the overnight target rate remains at a 40-year low at 1.75%.

Oil prices, an important driver of value in the emerging markets, experienced considerable price volatility throughout the Fund's fiscal year. A number of factors contributed to this volatility; they included a global over-supply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range from $28.46 to $19.44 per barrel as investors focused on the declining demand for oil. Oil prices closed the period at $21.74 per barrel. In December, the 11-member Organization of Petroleum Exporting Countries ('OPEC')(5) decided to cut production by 1.5 million barrels per day for six months, starting January 1, 2002. The move followed an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, which participated in the cut. Including the latest cuts, OPEC reduced its exports by one-fifth in 2001, which translates into approximately five million barrels per day.

Return volatility(6) for emerging markets debt remained just below historical levels. For the 12 months ended February 28, 2002, this measure of return volatility was 14.19%. Return volatility gradually increased throughout 2001 as the Turkish banking crisis, the September 11th terrorist attacks and the deterioration of the Argentine economy all added to the uncertainty in emerging markets. The ability of investors to view problems on a country-by-country basis and not extrapolate isolated problems into broader market risks is a positive development, perhaps illustrating a maturity of the asset class.

---------
(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(4) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(5) OPEC is an international organization of 11 developing countries which are heavily reliant on oil revenues as their main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

(6) Return volatility is the standard deviation of monthly returns over the period being measured.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

LATIN AMERICA

Latin America as a region returned negative 11.23% for the annual period, as measured by the EMBI+. The performance of the region as a whole was unquestionably affected by the situation in Argentina. Most notable in this region was Brazil's divergence from Argentina as Brazil returned an impressive 11.53% for the period, despite Argentina's financial woes.

Mexico

Mexico returned 17.88% for the period, as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling volatile Argentine debt in exchange for Mexican debt. Subdued economic activity combined with the strength of Mexico's currency may put a cap on inflationary pressures in Mexico, which in our view, suggests market interest rates could decline further from current levels in 2002. More recently, in February, the market reacted favorably to the anticipated investment-grade upgrade by Standard & Poor's Ratings Service(7), and Mexican bonds rallied as sovereign spreads(8) over U.S. Treasury securities contracted. We have maintained our exposure to Mexican debt since we believe Mexico is one of the most attractive countries in the emerging markets.

Brazil

Brazil returned 11.53% for the year as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was perhaps the most compelling development in the Latin sector this year. The events in November and December 2001 showed that the historically close relationship between Brazilian and Argentine securities may have changed. This year is an election year in Brazil and we believe that will cause some near-term volatility. However, we believe that Brazil is well-positioned to withstand this near-term volatility. We maintained our slight overweighting in Brazilian securities relative to the EMBI+ for the year.

Argentina

Argentina returned negative 64.38% for the year, as measured by the EMBI+. This was the worst performance in the EMBI+ and was the driving contributor of poor performance in the Latin American region for the 12-month period. The country continues to be mired in a four-year recession that has been made worse by recent political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua resigned after last minute attempts to form a coalition government after the opposing Peronist Party failed. De la Rua was in the second year of his four-year term. Recently, although the Argentine government announced a series of measures to strengthen its embattled economy and move closer to an agreement with the International Monetary Fund ('IMF')(9), much uncertainty remains over how the situation in Argentina will play out in 2002. Argentina's ability to reach a political

---------
(7) Standard & Poor's Ratings Service is a major credit rating agency.

(8) Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(9) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

consensus on a fiscal program may shape the near-term direction of the economy. We remain underweight in our exposure to Argentina securities relative to the EMBI+ and continue to monitor developments very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries, which represent 40% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the period, as the non-Latin American region returned 38.57% as a whole.

Russia

Russia, the best performer for the period, generated a return of 59.37% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, significant foreign reserves, limited external financing requirements and lower domestic debt. These improving credit fundamentals have not gone unnoticed as Moody's Investors Service Inc.(10) recently revised its foreign-currency bond rating of Russia upward two notches, from B2 to Ba3, citing Russia's improved capacity to service its debt. Positive comments by the government on debt reduction and the elimination of the 2003 debt hump may have added momentum to a supportive technical picture. We remained overweight in Russian debt relative to the EMBI+ for the period as it contributed positively to the Fund's performance.

Turkey

Turkey, the second-best performer in the Index, returned 34.22% for the period, as measured by the EMBI+. Turkey was able to rebound from the financial crisis of 2000, which resulted in a balance-of-payments crisis and a devaluation of the local currency in the first quarter of 2001. Following the September terrorist attacks on the U.S., market sentiment improved toward Turkey as the country's strategic importance combined with its improved relations with the IMF have attracted recent investor interest. During the period, the IMF affirmed its commitment, granting Turkey an $11.4 billion injection to restore confidence in its banking sector. We have an overweight position in Turkish sovereign debt relative to the EMBI+. It has contributed positively to the Fund's recent annual performance.

MARKET OUTLOOK

Emerging debt markets have come under pressure from the developed world's economic slowdown, the poor performance of the equity markets, the terrorist attacks on the U.S. and the financial woes of Argentina. However, what we perceive as more positive technicals and declining risk aversion appear to have been driving market performance more than fundamentals since

---------
(10) Moody's Investors Service, Inc. is a major credit rating agency.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

November 2001. We believe that the recent rally in the global equity markets thus far in 2002 bodes well for the emerging debt markets. The EMBI+ returned 2.10% for the Fund's annual period, although the EMBI+, (ex-Argentina), returned 22.56% for the period, which we perceive as strong performance in such volatile financial markets. EMBI+ sovereign spreads over U.S. Treasury securities closed the period at 644 basis points(11). For the remainder of 2002, the prospect of a U.S. economic recovery may be supportive for Asia and Latin America.

We appreciate your confidence and look forward to serving you in the future.

Sincerely,

Heath B. McLendon             Peter J. Wilby                Thomas K. Flanagan
Heath B. McLendon             Peter J. Wilby                Thomas K. Flanagan
Co-Chairman of the Board      Executive Vice President      Executive Vice President

The information provided in this letter represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2002 and is subject to change.

---------
(11) A basis point is 0.01%, or one one-hundredth of a percent.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
--------------------------------------
Schedule of Investments
February 28, 2002

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Sovereign Bonds (a)  -- 91.7%
Argentina  -- 2.1%
                    Republic of Argentina:
$ 2,240,000          3.375% due 3/31/05 (b)(c)..................................  $   795,200
  1,493,000          24.505% due 4/10/05 (b)(c).................................      485,225
                                                                                  -----------
                                                                                    1,280,425
                                                                                  -----------
Brazil  -- 26.7%
                    Federal Republic of Brazil:
 12,800,000          DCB, Series L, 3.250% due 4/15/12 (d)......................    9,436,000
  8,019,372          MYDFA, 3.937% due 9/15/07 (d)(e)...........................    6,666,103
                                                                                  -----------
                                                                                   16,102,103
                                                                                  -----------
Bulgaria  -- 5.0%
  3,350,000         Republic of Bulgaria, FLIRB, Series A, 2.812% due 7/28/12
                     (d)........................................................    3,021,281
                                                                                  -----------
Colombia  -- 2.3%
  1,770,000         Republic of Colombia, 8.700% due 2/15/16....................    1,371,750
                                                                                  -----------
Ecuador  -- 5.3%
  6,100,000         Republic of Ecuador, 5.000% due 8/15/30 (d).................    3,168,950
                                                                                  -----------
Ivory Coast  -- 3.4%
 10,400,000         Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18
                     (b)(c)(e)..................................................    2,080,000
                                                                                  -----------
Mexico  -- 3.0%
  1,700,000         United Mexican States, 8.375% due 1/14/11...................    1,827,500
                                                                                  -----------
Panama  -- 4.3%
  2,777,778         Republic of Panama, IRB, 4.750% due 7/17/14 (d).............    2,576,389
                                                                                  -----------
Peru  -- 5.2%
  4,250,000         Republic of Peru, FLIRB, 4.000% due 3/7/17 (d)..............    3,163,594
                                                                                  -----------
Philippines  -- 4.0%
                    Republic of Philippines:
  1,088,000          DCB, 2.937% due 12/1/09 (d)................................      984,640
    975,000          FLIRB, Series B, 2.937% due 6/1/08 (d).....................      901,875
    540,000          NMB, 2.875% due 1/5/05 (d).................................      529,200
                                                                                  -----------
                                                                                    2,415,715
                                                                                  -----------
Russia  -- 12.8%
                    Russia Federation:
  3,453,011          8.250% due 3/31/10.........................................    3,297,626
  6,725,000          5.000% due 3/31/30 (d).....................................    4,448,924
                                                                                  -----------
                                                                                    7,746,550
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
--------------------------------------
Schedule of Investments (continued)
February 28, 2002

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Turkey  -- 5.0%
$ 3,000,000         Republic of Turkey, 11.875% due 1/15/30.....................  $ 3,014,700
                                                                                  -----------

Venezuela  -- 12.6%
                    Republic of Venezuela:
  7,142,782          DCB, Series DL, 2.875% due 12/18/07 (d)....................    5,533,424
  2,625,000          FLIRB, Series C, 3.187% due 12/31/03 (d)...................    2,034,375
                                                                                  -----------
                                                                                    7,567,799
                                                                                  -----------

                    Total Sovereign Bonds (Cost  -- $54,382,399)................   55,336,756
                                                                                  -----------

Loan Participations (a)(f)  -- 8.3%
    653,333         Kingdom of Morocco, Tranche A, 2.871% due 1/1/09
                     (J.P. Morgan Chase & Co.) (d)..............................      604,758
  1,882,356         Kingdom of Morocco, Tranche B, 2.871% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc., Merrill Lynch)
                     (d)........................................................    1,722,356
  2,863,460         The People's Democratic Republic of Algeria, Tranche 1,
                     4.312% due 9/4/06
                     (J.P. Morgan Chase & Co., C.S. First Boston) (d)...........    2,648,700
                                                                                  -----------

                    Total Loan Participations (Cost  -- $4,826,456).............    4,975,814
                                                                                  -----------

                    Total Investments  -- 100% (Cost  -- $59,208,855*)..........  $60,312,570
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Securities are segregated as collateral for the outstanding revolving credit facility or swap agreement.

(b) Security is currently in default.

(c) Non-income producing security.

(d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.


    Abbreviations used in this schedule:
    -----------------------------------

    DCB   -- Debt Conversion Bond.

    FLIRB -- Front Loaded Interest Reduction Bond.

    IRB   -- Interest Reduction Bond.

    MYDFA -- Multi-Year Depository Facility Agreement.

    NMB   -- New Money Bond.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
--------------------------------------------------
Statement of Assets and Liabilities
February 28, 2002

ASSETS:
   Investments, at value (Cost  -- $59,208,855).............  $60,312,570
   Cash.....................................................       84,420
   Receivable for securities sold...........................    6,624,128
   Interest receivable......................................      893,450
                                                              -----------
   TOTAL ASSETS.............................................   67,914,568
                                                              -----------
LIABILITIES:
   Loan payable.............................................   15,000,000
   Unrealized depreciation on interest rate swap contract
    (Note 4)................................................      817,061
   Payable on interest rate swap contract...................      114,244
   Loan interest payable (Note 7)...........................       79,355
   Management fee payable...................................       42,530
   Accrued expenses.........................................       93,397
                                                              -----------
   TOTAL LIABILITIES........................................   16,146,587
                                                              -----------
TOTAL NET ASSETS............................................  $51,767,981
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,289,945 shares outstanding)...................  $     4,290
   Additional paid-in capital...............................   57,806,789
   Overdistributed net investment income....................         (978)
   Accumulated net realized loss from security transactions
    and options.............................................   (6,328,774)
   Net unrealized appreciation of investments and interest
    rate swap contract......................................      286,654
                                                              -----------
TOTAL NET ASSETS............................................  $51,767,981
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($51,767,981 [div] 4,289,945
 shares)....................................................       $12.07
                                                                   ------
                                                                   ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
--------------------------------------
Statement of Operations
For the Year Ended February 28, 2002

INCOME:
   Interest.................................................  $6,241,263
                                                              ----------
EXPENSES:
   Management fee (Note 2)..................................     535,482
   Loan interest............................................     131,700
   Audit fees...............................................      51,289
   Shareholder communications...............................      44,125
   Directors' fees..........................................      31,479
   Transfer agent fees......................................      26,246
   Legal fees...............................................      18,207
   Registration fees........................................      17,143
   Custody..................................................      12,084
   Other....................................................      16,077
                                                              ----------
   TOTAL EXPENSES...........................................     883,832
                                                              ----------
NET INVESTMENT INCOME.......................................   5,357,431
                                                              ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, INTEREST
 RATE SWAP
CONTRACT AND OPTIONS (NOTES 3, 4 AND 5):
   Net Realized Gain From:
      Security transactions (excluding short-term
        securities).........................................     745,576
      Options purchased.....................................      41,200
      Options written.......................................      24,800
                                                              ----------
   NET REALIZED GAIN........................................     811,576
                                                              ----------
   INCREASE IN NET UNREALIZED APPRECIATION (NOTE 1).........   1,230,064
                                                              ----------
NET GAIN ON INVESTMENTS, INTEREST RATE SWAP CONTRACT AND
 OPTIONS....................................................   2,041,640
                                                              ----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $7,399,071
                                                              ----------
                                                              ----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended February 28,

                                                                 2002          2001
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 5,357,431   $ 6,301,063
   Net realized gain........................................      811,576     3,596,722
   Increase (decrease) in net unrealized appreciation.......    1,230,064    (4,146,123)
                                                              -----------   -----------
   NET INCREASE IN NET ASSETS FROM OPERATIONS...............    7,399,071     5,751,662
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (6,418,639)   (6,775,567)
                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (6,418,639)   (6,775,567)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of dividends
    (18,191 and 16,392 shares issued, respectively).........      211,538       194,616
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...      211,538       194,616
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS...........................    1,191,970      (829,289)
NET ASSETS:
   Beginning of year........................................   50,576,011    51,405,300
                                                              -----------   -----------
   END OF YEAR*.............................................  $51,767,981   $50,576,011
                                                              -----------   -----------
                                                              -----------   -----------
* Includes overdistributed net investment income of:........        $(978)           --
                                                              -----------   -----------
                                                              -----------   -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
--------------------------------------
Statement of Cash Flows
For the Year Ended February 28, 2002

CASH FLOWS USED BY OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments.............  $(97,814,785)
   Proceeds from disposition of long-term portfolio
    investments, principal paydowns and options
    transactions............................................    85,569,438
   Net sales from short-term portfolio investments..........       303,000
                                                              ------------
                                                               (11,942,347)
   Net investment income....................................     5,357,431
   Accretion of discount and amortization of premium on
    investments.............................................    (2,189,078)
   Net change in receivables/payables related to
    operations..............................................        64,764
                                                              ------------
NET CASH FLOWS USED BY OPERATING ACTIVITIES.................    (8,709,230)
                                                              ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Proceeds from bank loan..................................    15,000,000
   Distributions from net investment income.................    (6,418,639)
   Proceeds from reinvestment of dividends..................       211,538
                                                              ------------
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.............     8,792,899
                                                              ------------
NET INCREASE IN CASH........................................        83,669
Cash, Beginning of year.....................................           751
                                                              ------------
CASH, END OF YEAR...........................................  $     84,420
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements (continued)

Fund uses the specific identification method for determining realized gain or loss on sale of investments.

In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised Audit and Accounting Guide for Investment Companies ('Guide'). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective March 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended, February 28, 2002, interest income decreased by $2,676, net realized gain increased by $1,698 and change in net unrealized appreciation of investments increased by $978.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements (continued)

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $1,058,532 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

The Investment Adviser has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ('SBFM'), an affiliate of the Investment Adviser pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

At February 28, 2002, the Investment Adviser owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements (continued)

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended February 28, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $97,814,785
                                                              -----------
                                                              -----------
Sales.......................................................  $70,938,816
                                                              -----------
                                                              -----------

At February 28, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 4,222,105
Gross unrealized depreciation...............................   (3,118,390)
                                                              -----------
Net unrealized appreciation.................................  $ 1,103,715
                                                              -----------
                                                              -----------

Note 4. Interest Rate Swaps

In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with J.P. Morgan Chase Bank (counterparty) pursuant to which, the Fund makes semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to interest income. At February 28, 2002, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:                    J.P. Morgan Chase Bank
Effective Date:                       12/28/01
Notional Amount:                      $16,000,000
Payments Made by the Fund:            Fixed Rate 6.13%
Payments Received by the Fund:        Floating Rate (6-month LIBOR)
Termination Date:                     12/29/10
Unrealized Depreciation as of
  2/28/02:                            $(817,061)

In connection with this agreement, the Fund is exposed to off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities. Additionally, the Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements (continued)

Note 5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At February 28, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written put option transactions occurred during the year ended February 28, 2002:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Options written, outstanding at February 28, 2001...........       --     $       0
Options written.............................................    1,300       120,000
Options canceled in closing purchase transactions...........   (1,300)     (120,000)
                                                               ------     ---------
Options written, outstanding at February 28, 2002...........       --     $       0
                                                               ------     ---------
                                                               ------     ---------

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements (continued)

Note 6. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in such loans are in the form of participations in the loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 28, 2002, the Fund held loan participations with a total cost of $4,826,456.

Note 7. Loan

At February 28, 2002, the Fund had outstanding a $15,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the investment advisor, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended February 28, 2002, the Fund paid interest expenses of $52,346.

Note 8. Credit and Market Risk

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 28, 2002, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
---------------------------------------------
Notes to Financial Statements (continued)

Note 9. Capital Loss Carryforward

At February 28, 2002, the Fund had, for Federal income tax purposes, approximately $5,425,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                                          2007        2008        TOTAL
                                                          ----        ----        -----
Carryforward Amounts..................................  $793,000   $4,632,000   $5,425,000

Note 10. Dividends Subsequent to February 28, 2002

On January 24, 2002, the Board of Directors of the Fund declared three dividends from the net investment income, each in the amount of $0.092 per share, payable on March 22, 2002, April 26, 2002 and May 31, 2002 to shareholders of record on March 12, 2002, April 16, 2002 and May 14, 2002, respectively.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
----------------------------------
Financial Highlights
Data for a share of common stock outstanding throughout each year shown below, unless otherwise noted:

                                                   FEB. 28,   FEB. 28,     FEB. 29,     FEB. 26,     FEB. 27,
                                                     2002       2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $11.84     $12.08       $10.21       $15.55       $16.71
                                                    ------     ------       ------      --------      ------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income...........................     1.25       1.48         1.57         1.62         1.51
 Net realized and unrealized gain (loss).........     0.48      (0.13)        1.89        (5.09)        0.07
                                                    ------     ------       ------      --------      ------
Total Income (Loss) From Operations..............     1.73       1.35         3.46        (3.47)        1.58
                                                    ------     ------       ------      --------      ------
LESS DISTRIBUTIONS FROM:
 Net investment income...........................    (1.50)     (1.59)       (1.59)       (1.59)       (1.53)
 Net realized gains..............................       --         --           --        (0.28)       (1.21)
                                                    ------     ------       ------      --------      ------

Total Distributions..............................    (1.50)     (1.59)       (1.59)       (1.87)       (2.74)
                                                    ------     ------       ------      --------      ------

NET ASSET VALUE, END OF YEAR.....................   $12.07     $11.84       $12.08       $10.21       $15.55
                                                    ------     ------       ------      --------      ------
                                                    ------     ------       ------      --------      ------

MARKET VALUE, END OF YEAR........................   $11.75     $12.85       $11.00      $12.1875      $16.50
                                                    ------     ------       ------      --------      ------
                                                    ------     ------       ------      --------      ------

TOTAL RETURN,
 BASED ON MARKET VALUE (1).......................     3.94%     33.58%        3.74%      (13.64)%      14.04%

NET ASSETS, END OF YEAR (000S)...................  $51,768    $50,576      $51,405      $43,162      $65,142

RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense......     1.81%        --           --           --           --
 Total expenses, excluding interest expense
   (operating expenses)..........................     1.54%      1.52%        1.51%        1.58%        1.49%
 Net investment income...........................    10.95%     12.48%       14.02%       12.95%        9.19%

PORTFOLIO TURNOVER RATE..........................      142%       221%         172%         163%         214%
-------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
--------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 28, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2002

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
------------------------------------------
Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)

Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                              -------------------
This report is transmitted to the shareholders of The Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
-------------------------------------------------------
Information about Directors and Officers (unaudited)

    The business and affairs of The Emerging Markets Floating Rate Fund Inc. are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.


                                                                                                NUMBER OF
                                                                                               INVESTMENT
                                                                                                COMPANIES
                                                                                                 IN FUND
                                                       TERM OF                                   COMPLEX
                                                       OFFICE                                   OVERSEEN
                                                         AND                                       BY
                                      POSITION(S)      LENGTH                                   DIRECTOR        OTHER
                                       HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S)    (INCLUDING   DIRECTORSHIPS
      NAME, ADDRESS AND AGE             FUND(1)       SERVED(1)      DURING PAST FIVE YEARS     THE FUND)  HELD BY DIRECTOR
      ---------------------             -------       ---------      ----------------------     ---------  ----------------
NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                       Director and       Since      President, The Council on       10      Britannica.com;
The Council on Foreign Relations     Member of the      1994           Foreign Relations                    Director of 2
58 East 68th Street                Audit Committee,                                                           registered
New York, NY 10021                     Class II                                                          investment companies
Age: 64                                                                                                  advised by Advantage
                                                                                                            Advisers, Inc.
                                                                                                            ('Advantage')

Riordan Roett                        Director and       Since     Professor, The Johns Hopkins     11            None
The Johns Hopkins University         Member of the      1995               University
1740 Massachusetts Ave., NW        Audit Committee,
Washington, DC 20036                   Class I
Age: 63

Jeswald Salacuse                     Director and       Since     Henry J. Braker Professor of     10    Director, Municipal
Tufts University                     Member of the      1994      Commercial Law and formerly              Advantage Fund;
The Fletcher School of             Audit Committee,               Dean, The Fletcher School of              Director of 2
Law & Diplomacy                        Class I                      Law and Diplomacy, Tufts                  registered
Packard Avenue                                                             University                    investment companies
Medford, MA 02155                                                                                        advised by Advantage
Age: 64

INTERESTED DIRECTORS:

Heath B. McLendon                    Director and       Since     Managing Director of Salomon     74            None
Salomon Smith Barney Inc.            Co-Chairman,       1998       Smith Barney Inc. ('SSB');
125 Broad Street                       Class II                    President and Director of
9th Floor                                                         Smith Barney Fund Management
New York, NY 10004                                                 LLC ('SBFM') and Travelers
Age: 68                                                             Investment Adviser, Inc.
                                                                            ('TIA')

Stephen Treadway                     Director and       Since     Managing Director of Allianz      6            None
PIMCO Funds Distributors Inc.        Co-Chairman,       2000      Dresdner Asset Management of
2187 Atlantic Street, Suite 100       Class III                      America L.P. ('ADAMA')
Stamford, CT 06902                                                 (formerly, PIMCO Advisors
Age: 54                                                           L.P.); Managing Director and
                                                                 Chief Executive Officer; PIMCO
                                                                 Funds Distributors LLC ('PFD')
                                                                         since May 1996

OFFICERS:

James E. Craige                     Executive Vice      Since     Managing Director of SSB and     N/A           N/A
Salomon Smith Barney Inc.              President        1999         Salomon Brothers Asset
388 Greenwich Street                                             Management Inc. ('SBAM') since
New York, NY 10013                                               December 1998. Director of SSB
Age: 34                                                           and SBAM since January 1998
                                                                 and Vice President of SSB and
                                                                    SBAM since January 1996

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.
-------------------------------------------------------
Information about Directors and Officers (unaudited) (continued)

                                                                                                  NUMBER OF
                                                                                                 INVESTMENT
                                                                                                  COMPANIES
                                                                                                   IN FUND
                                                       TERM OF                                     COMPLEX
                                                       OFFICE                                     OVERSEEN
                                                         AND                                         BY
                                      POSITION(S)      LENGTH                                     DIRECTOR        OTHER
                                       HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S)      (INCLUDING   DIRECTORSHIPS
      NAME, ADDRESS AND AGE             FUND(1)       SERVED(1)      DURING PAST FIVE YEARS       THE FUND)  HELD BY DIRECTOR
      ---------------------             -------       ---------      ----------------------       ---------  ----------------
Lewis E. Daidone                    Executive Vice      Since      Managing Director of SSB;         N/A           N/A
Salomon Smith Barney Inc.            President and      1998     Chief Financial Officer of the
125 Broad Street                       Treasurer                   Smith Barney Mutual Funds;
11th Floor                                                          Director and Senior Vice
New York, NY 10004                                                 President of SBFM and TIA
Age: 44

Thomas K. Flanagan                  Executive Vice      Since     Managing Director of SSB and       N/A           N/A
Salomon Smith Barney Inc.              President        1994       SBAM since December 1998.
388 Greenwich Street                                                Prior to December 1998,
New York, NY 10013                                                  Director of SSB and SBAM
Age: 49

Newton B. Schott                    Executive Vice      Since    Senior Vice President, Mutual       N/A           N/A
PIMCO Funds Distributors Inc.          President        1997     Funds division of ADAMA; Chief
2187 Atlantic Street, Suite 100                                     Administrative Officer,
Stamford, CT 06902                                               Managing Director and General
Age: 59                                                                  Counsel of PFD

Peter J. Wilby                      Executive Vice      Since     Managing Director of SSB and       N/A           N/A
Salomon Smith Barney Inc.              President        1994        SBAM since January 1996
388 Greenwich Street
New York, NY 10013
Age: 43

Anthony Pace                          Controller        Since           Director of SSB              N/A           N/A
Salomon Smith Barney Inc.                               1999
125 Broad Street
11th Floor
New York, NY 10004
Age: 37

Christina T. Sydor                     Secretary        Since      Managing Director of SSB;         N/A           N/A
Salomon Smith Barney Inc.                               1998     General Counsel and Secretary
300 First Stamford Place                                                of SBFM and TIA
4th Floor
Stamford, CT 06902
Age: 51

(1) The Fund's Board of Directors is divided into three classes: Class I,
    Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2002, year 2003 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE  EMERGING  MARKETS  FLOATING  RATE  FUND  INC.

---------
Directors

LESLIE H. GELB
    President, The Council on
    Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.;
    President and Director, Smith
    Barney Fund Management LLC and Travelers
    Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial
    Law, and formerly Dean, The Fletcher
    School of Law & Diplomacy
    Tufts University

STEPHEN TREADWAY
    Co-Chairman of the Board;
    Managing Director of Allianz Dresdner Asset
    Management of America L.P.
    Chairman and President,
    PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
    Consultant; formerly Chairman,
    ASARCO Inc.

-------
Officers

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN TREADWAY
    Co-Chairman of the Board

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

-------------------------
The Emerging Markets
Floating Rate Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

    TELEPHONE
         1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors division of Allianz Dresdner
    Asset Management of
    America L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EFL

American Stock Transfer & Trust Company                       FIRST-CLASS MAIL
40 Wall Street                                                  U.S. POSTAGE
New York, New York 10005                                            PAID
                                                                BROOKLYN, NY
                                                              PERMIT No. 1726










The Emerging Markets
Floating Rate Fund Inc.



Annual Report
February 28, 2002






 --------------------------------------
      Salomon Brothers Asset Management
      ---------------------------------------